UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PLUM ACQUISITION CORP. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PLUM ACQUISITION CORP. I

2021 Fillmore St. #2089

San Francisco, California 94115

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE EXTRAORDINARY GENERAL MEETING OF

PLUM ACQUISITION CORP. I

March 2, 2023

On March 2, 2023, Plum Acquisition Corp. I, a Cayman Islands exempted company limited by shares (“Plum”), entered into a Business Combination Agreement (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”), by and among Plum, Sakuu Corporation, a Delaware corporation (“Sakuu”), Plum SPAC 1 Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Plum (“Merger Sub I”), and Plum SPAC 2 Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Plum (“Merger Sub II”, together with Plum, Sakuu and Merger Sub I, the “Business Combination Parties”).

Subject to its terms and conditions, the Business Combination Agreement provides that (a) on the day of the closing of the Business Combination (the “Closing”), Plum will change its jurisdiction of incorporation by deregistering and transferring by way of continuation as a Cayman Islands exempted company limited by shares and domesticating as a corporation incorporated under the laws of the State of Delaware (“Domestication”), change its name to “Sakuu Holdings, Inc.”, and amend its governing documents, (b) following the Domestication, Merger Sub I will merge with and into Sakuu, with Sakuu surviving the merger as a wholly owned subsidiary of Plum (“First Merger”), and (c) immediately following the First Merger, Sakuu will merge with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly owned subsidiary of Plum.

The purpose of this supplement (this “Supplement”) to the definitive Proxy Statement of Plum filed with the Securities and Exchange Commission (“SEC”) on February 24, 2023 (the “Proxy Statement”), relating to Plum’s extraordinary general meeting to be held on March 15, 2023 (the “Shareholder Meeting”), is to amend and supplement the disclosure in the Proxy Statement in light of the Business Combination Agreement and proposed Business Combination. There are no changes to the proposals to be acted upon at the Shareholder Meeting, which are described in the Proxy Statement. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement. Capitalized terms used but not defined in this Supplement have the meanings set forth in the Proxy Statement. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current and supersedes the different or updated information contained in the Proxy Statement.

Plum’s Board of Directors currently believes that there will not be sufficient time to complete the Business Combination with Sakuu before March 18, 2023, the current date by which Plum has to consummate a business combination under its Memorandum and Articles of Association. The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete its initial business combination. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment Proposal is not approved, Plum will not amend its Memorandum and Articles of Association to extend the deadline for effecting its initial business combination. If that deadline is not extended, it is highly unlikely that Plum will consummate a business combination by March 18, 2023, including the proposed Business Combination with Sakuu.

After careful consideration, Plum’s Board of Directors has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Plum and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

No assurances can be made that the Business Combination will be consummated on the terms or timeframe currently contemplated, or at all. The Business Combination remains subject to board and equityholder approval of each of the Business Combination Parties, regulatory approvals, and other customary conditions.

Additional Information About the Shareholder Meeting and Where to Find It

Plum has filed the Proxy Statement and form of proxy card with the SEC in connection with the solicitation of proxies for the Shareholder Meeting. Plum, its directors, its executive officers and Advantage Proxy, Inc. will be participants in the solicitation of proxies from shareholders in respect of the Shareholder Meeting. Information regarding the names of Plum’s directors and executive officers and their respective interests in Plum by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Plum’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in Plum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, filed with the SEC. Details concerning the proposed amendment to Plum’s Memorandum and Articles of Association and the other proposals to be voted on at Shareholder Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF PLUM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the Proxy Statement and other documents filed by Plum free of charge through the website maintained by the SEC at www.sec.gov. Plum’s shareholders will also be able to obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to Plum Acquisition Corp. I, 22021 Fillmore St. #2089, San Francisco, California 94115, or by phone to Advantage Proxy, Inc., the proxy solicitor for Plum, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

Additional Information About the Business Combination

In connection with the proposed Business Combination, Plum intends to file a Registration Statement with the SEC, which will include a document that serves as a prospectus and proxy statement of Plum, referred to as a proxy statement/prospectus, and certain related documents, to be used at the meeting of Plum’s shareholders to approve the proposed Business Combination and related matters. The Registration Statement will be sent to the shareholders of Plum. Plum and Sakuu also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Plum are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Plum and Sakuu through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Plum and Sakuu and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Plum’s shareholders in connection with the proposed transaction. Information about Plum’s directors and executive officers and their ownership of Plum’s securities is set forth in Plum’s filings with the SEC and will be updated in the proxy statement/prospectus.

No Offer or Solicitation

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This filing contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Sakuu and Plum. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding Sakuu’s expected product offerings, Sakuu’s ability to produce its products at a commercial level, the availability of equity or debt financing on acceptable terms, if at all, and the capitalization of Sakuu after giving effect to the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this filing, and on the current expectations of Sakuu’s and Plum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to risks and uncertainties that may cause Sakuu’s and Plum’s activities or results to differ significantly from those expressed in any forward-looking statement, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Sakuu or the expected benefits of the Proposed Business Combination; failure to obtain the approval of the equity holders of Sakuu or Plum; failure to realize the anticipated benefits of the Proposed Business Combination; risks related to the rollout of Sakuu’s business and the timing of expected business milestones; the effects of competition on Sakuu’s business; supply shortages in the materials necessary for the production of Sakuu’s products; delays in construction and operation of production facilities; and the amount of redemption requests made by Plum’s public equity holders. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this filing. There may be additional risks that neither Sakuu or Plum presently know or that Sakuu and Plum currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and other documents filed by Plum from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sakuu and Plum assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Sakuu nor Plum gives any assurance that either Sakuu or Plum will achieve its expectations.